                                                                 EXHIBIT 10.1.12

                                                                    [ORMAT LOGO]

                            ORMAT TECHNOLOGIES INC.
                980 GREG STREET, SPARKS, NEVADA 89431-6039, USA

                             AMENDMENT NUMBER 1 TO

                                  CAPITAL NOTE

Sections 2 and 5 of the Capital Note dated December 22nd, 2003 are hereby replaced in their entirety by the following:

2.  For Value Received and upon demand at any time after November 30th, 2007,
    Ormat Technologies Inc. hereby primises to repay the Loan to Ormat
    Industries Ltd. without any interest.

5.  In any and all events, the Loan shall be repaid not later than
    December 30th, 2009.

IN WITNESS WHEREOF, this amendment to the Capital Note has been duly signed on behalf of Ormat Technologies Inc. this 20 day of September, 2004 value of June
30, 2004.

Ormat Technologies Inc.

By: Connie Stechman
    ------------------------

Connie Stechman
---------------------------
Name

Vice President
---------------------------
Title

ORMAT TECHNOLOGIES, INC.

980 Greg Street o Sparks, NV 89431-6039 o
Telephone:(775) 356-9029 o Facsimile: (775) 356-9039